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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 6, 2003

                           Wire One Technologies, Inc.
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             (Exact name of Registrant as Specified in its Charter)


     Delaware                      0-25940                       77-0312442
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  (State or other         (Commission File Number)           (I.R.S. Employer
  Jurisdiction of               Incorporation)              Identification No.)

                       225 Long Avenue Hillside, NJ 07205
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              (Address of Principal Executive Officers) (Zip Code)


                                 (973) 282-2000
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since past report)

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Item 12.  Results of Operations and Financial Condition

On August 6, 2003, Wire One Technologies, Inc. (the "Company") announced via press release and conference call the Company's financial results for its three- and six-month periods ended June 30, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        WIRE ONE TECHNOLOGIES, INC.



Dated:  August 6, 2003                  /s/ Richard Reiss
                                        ---------------------------------
                                            Richard Reiss
                                            Chairman and Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit No.         Exhibit Description
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99.1                Text of press release dated August 6, 2003












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